                                                                 EXHIBIT 99.2




                                    LIFEPOINT
                                 HOSPITALS, INC.



CONTACT: MICHAEL J. CULOTTA
         SENIOR VICE PRESIDENT AND
           CHIEF FINANCIAL OFFICER
         (615) 372-8512


              LIFEPOINT HOSPITALS REPORTS 68.8% AND 66.7% INCREASE
                IN EPS FOR FOURTH QUARTER AND YEAR, RESPECTIVELY

FOURTH QUARTER HIGHLIGHTS:
> Continuing strong financial performance:
  - Quarterly EPS of $0.27 compared with $0.16 in the prior year
  - EBITDA margin increased to 21.5%, a 60bp increase over prior year
  - Increase in same-hospital revenues of 8.7%
  - Increase in same-hospital EBITDA of 13.7%
  - Increase in same-hospital admissions of 3.6%
  - Increase in same-hospital equivalent admissions of 4.6%
> Completed acquisitions of 116-bed Ville Platte Medical Center and 118-bed
  Athens Regional Medical Center

2001 HIGHLIGHTS:
> Annual EPS of $0.90 compared with $0.54 in the prior year
> EBITDA margin increased to 21.2%, a 220bp increase over prior year
> Raised approximately $100 million through a secondary offering in March 2001 > Fully repaid all outstanding bank borrowings
> Completed a $200 million, five-year amended and restated credit agreement

BRENTWOOD, TENNESSEE (February 4, 2002) - LifePoint Hospitals, Inc. (NASDAQ:
LPNT) today announced results for the fourth quarter and year ended December 31, 2001.

         For the quarter ended December 31, 2001, net revenues were $164.3 million, up 15.3% from $142.5 million a year ago. Net income for the quarter totaled $10.3 million, or $0.27 per diluted share, versus $5.4 million, or $0.16 per diluted share, in the prior-year period, representing increases of 92.1% and 68.8%, respectively. Shares used in calculating diluted earnings per share for the fourth quarter of 2001 increased approximately 4.5 million shares compared with the fourth quarter of 2000, primarily as a result of the secondary offering of common stock completed in March 2001. Earnings before interest, income taxes, depreciation, amortization, ESOP expense and minority interest (EBITDA) increased 19.0% to $35.3 million from $29.7 million in the same period last year.

         For the year ended December 31, 2001, net revenues were $619.4 million, up 11.2% from $557.1 million a year ago. Net income for the year totaled $33.3 million, or $0.90 per diluted share, versus $17.9 million, or $0.54 per diluted share, in the prior-year period, representing increases of 86.6% and 66.7%, respectively. Earnings before interest, income taxes, depreciation, amortization,




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LPNT Announces Year-End Results
Page 2
February 4, 2002


ESOP expense, minority interest, gain on previously impaired assets and extraordinary loss (EBITDA) increased 24.2% to $131.4 million from $105.8 million in the same period last year.

         During the fourth quarter, the Company completed the acquisitions of 116-bed Ville Platte Medical Center in Ville Platte, Louisiana, and 118-bed Athens Regional Medical Center in Athens, Tennessee. This brings the number of facilities operated by LifePoint Hospitals to 23.

         Kenneth C. Donahey, chairman and chief executive officer of LifePoint Hospitals, said, "Reflecting back on the year 2001, we are very pleased with our financial performance and with the contributions we have made to the communities in which we operate. All of us who work at LifePoint take great pride in what we do. It is extremely rewarding to be delivering quality healthcare services in our communities throughout the United States. Our mission of saving lives, sustaining lives and improving the quality of life is indeed a high calling for all of us. We are dedicated to the premise that caring for patients in a considerate and cost-effective manner is advantageous to society, economically sensible and an appropriate and satisfying objective for our company and its employees. We believe that our financial performance during 2001 validates our operating philosophy and our values."

         A listen-only simulcast and replay of LifePoint Hospitals' fourth quarter and year-end conference call will be available on-line at www.lifepointhospitals.com and www.companyboardroom.com on February 5, 2002, beginning at 11:00 a.m. Eastern Time.

         LifePoint Hospitals, Inc. operates 23 hospitals in non-urban areas. In most cases, the LifePoint facility is the only hospital in its community. LifePoint's non-urban operating strategy offers continued operational improvement by focusing on its five core values: delivering high quality patient care, supporting physicians, creating excellent workplaces for its employees, providing community value, and ensuring fiscal responsibility. Headquartered in Brentwood, Tennessee, LifePoint Hospitals is affiliated with over 6,000 employees.

                                     ******

         The above statements include forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties relating to the Company, including without limitation, (i) possible changes in reimbursement to healthcare providers and insurers that may reduce payments; (ii) its ability to attract and retain qualified management and personnel, including physicians;
(iii) the geographic concentration of the Company's operations; (iv) risks associated with the Company's acquisition and disposition strategies; (v) the management of healthcare risks as a result of the delivery of patient care;
(vi); the regulated nature of the healthcare industry; (vii) the highly competitive nature of the healthcare business; (viii) the potential adverse impact of government investigations and litigation involving the business practices of HCA (to the extent relating to periods prior to the Company's formation); and (ix) those risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission. Therefore, the Company's actual results may differ materially. The Company undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

         All references to "Company" and "LifePoint" as used throughout this document refer to LifePoint Hospitals, Inc. and its affiliates.



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LPNT Announces Year-End Results
Page 3
February 4, 2002


                            LIFEPOINT HOSPITALS, INC.
                      UNAUDITED CONSOLIDATED BALANCE SHEETS
                               DOLLARS IN MILLIONS



                                                      DECEMBER 31,    DECEMBER 31,
                                                          2001            2000
                                                      ------------    ------------
                              ASSETS

Current assets:
   Cash and cash equivalents                           $   57.2       $   39.7
   Accounts receivable, net                                38.8           41.7
   Inventories                                             16.3           13.9
   Deferred taxes and other current assets                 18.7           22.2
                                                       --------       --------
                                                          131.0          117.5
Property and equipment:
   Land                                                    10.7            8.7
   Buildings and improvements                             262.0          236.9
   Equipment                                              263.4          244.9
   Construction in progress                                 7.2            9.4
                                                       --------       --------
                                                          543.3          499.9
Accumulated depreciation                                 (204.9)        (183.4)
                                                       --------       --------
                                                          338.4          316.5

Intangible assets, net                                     54.3           53.8
Other                                                      12.7            0.2
                                                       --------       --------
                                                       $  536.4       $  488.0
                                                       ========       ========

                       LIABILITIES AND EQUITY
Current liabilities:
   Accounts payable                                    $   19.0       $   16.1
   Accrued salaries                                        18.6           13.8
   Other current liabilities                               10.7           11.1
   Current maturities of long-term debt                      --           11.1
                                                       --------       --------
                                                           48.3           52.1
Long-term debt                                            150.0          278.3
Deferred income taxes                                      21.0           15.2
Professional liability risks and other liabilities         16.9            9.4

Minority interests in equity of consolidated entities       5.2            4.6

Stockholders' equity:
   Common stock                                             0.4            0.3
   Capital in excess of par value                         285.0          156.5
   Unearned ESOP compensation                             (22.5)         (25.7)
   Notes receivable for shares sold to employees           (5.7)          (7.2)
   Retained earnings                                       37.8            4.5
                                                       --------       --------
                                                          295.0          128.4
                                                       --------       --------
                                                       $  536.4       $  488.0
                                                       ========       ========



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LPNT Announces Year-End Results
Page 4
February 4, 2002


                            LIFEPOINT HOSPITALS, INC.
                    UNAUDITED CONSOLIDATED INCOME STATEMENTS
                  DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS


                                        FOR THE THREE MONTHS ENDED                            FOR THE YEAR ENDED
                                               DECEMBER 31,                                       DECEMBER 31,
                                      2001                       2000                   2001                      2000
                              -------------------        -----------------      -------------------      -------------------
                               AMOUNT       RATIO        AMOUNT      RATIO       AMOUNT       RATIO       AMOUNT       RATIO
                              --------      -----        ------     ------      --------      -----      --------      -----

Revenues                      $  164.3      100.0%      $ 142.5      100.0%     $  619.4      100.0%     $  557.1      100.0%

Salaries and benefits             64.2       39.1%         56.0       39.2%        243.2       39.3%        224.2       40.2%
Supplies                          20.8       12.7%         16.9       11.8%         78.2       12.6%         67.0       12.0%
Other operating expenses          32.3       19.6%         29.3       20.6%        120.8       19.5%        118.1       21.3%
Provision for
   doubtful accounts              11.7        7.1%         10.6        7.5%         45.8        7.4%         42.0        7.5%
                              --------      -----        ------     ------      --------      -----      --------      -----
                                 129.0       78.5%        112.8       79.1%        488.0       78.8%        451.3       81.0%
                              --------      -----        ------     ------      --------      -----      --------      -----

EBITDA                            35.3       21.5%         29.7       20.9%        131.4       21.2%        105.8       19.0%

Depreciation and
   amortization                    9.9        6.2%          8.8        6.2%         34.7        5.6%         34.1        6.2%
Interest expense, net              3.9        2.3%          7.8        5.4%         18.1        2.9%         30.7        5.5%
Gain on previously
   impaired assets                  --         --%           --         --%         (0.5)      (0.1%)        (1.4)      (0.3%)
ESOP expense                       2.4        1.4%          2.7        1.9%         10.4        1.7%          7.1        1.3%
                              --------      -----        ------     ------      --------      -----      --------      -----

Income before minority
   interest, income taxes
   and extraordinary item         19.1       11.6%         10.4        7.4%         68.7       11.1%         35.3        6.3%
Minority interest                  0.8        0.5%          0.4        0.4%          2.7        0.4%          2.2        0.4%
                              --------      -----        ------     ------      --------      -----      --------      -----

Income before income taxes
   and extraordinary item         18.3       11.1%         10.0        7.0%         66.0       10.7%         33.1        5.9%
Provision for income taxes         8.0        4.8%          4.6        3.2%         31.1        5.1%         15.2        2.7%
                              --------      -----        ------     ------       -------      -----      --------      -----

Income before
   extraordinary item             10.3        6.3%          5.4        3.8%         34.9        5.6%         17.9        3.2%
Extraordinary loss on early
   retirement of debt, net          --         --%           --         --%          1.6        0.2%           --         --%
                              --------      -----        ------     ------      --------      -----      --------      -----

Net income                    $   10.3        6.3%      $   5.4        3.8%     $   33.3        5.4%     $   17.9        3.2%
                              ========      =====       =======     ======      ========      =====      ========      =====

Shares used in diluted
   EPS (000's)                  38,353                   33,876                   37,148                   32,944

Diluted earnings per share:
   Income before gain
     on previously
     impaired assets and
     extraordinary item       $   0.27                  $  0.16                 $   0.93                 $   0.52
   Gain on previously
     impaired assets, net           --                       --                     0.01                     0.02
   Extraordinary loss
     on early retirement
     of debt, net                   --                       --                    (0.04)                      --
                              --------                  -------                 --------                 --------

   Net income                 $   0.27                  $  0.16                 $   0.90                 $   0.54
                              ========                  =======                 ========                 ========





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LPNT Announces Year-End Results
Page 5
February 4, 2002


                            LIFEPOINT HOSPITALS, INC.
                                   STATISTICS



                                                THREE MONTHS ENDED                           YEAR ENDED
                                                    DECEMBER 31,                             DECEMBER 31,
                                        -------------------------------------    ----------------------------------
                                                                        %                                      %
                                           2001          2000         CHANGE        2001         2000        CHANGE
                                         ---------     --------      --------    ---------     --------      ------
Number of hospitals at end of period           23            20        15.0%           23             20      15.0%
Licensed beds at end of period              2,197         1,963        11.9%        2,197          1,963      11.9%
Weighted average licensed beds              2,120         1,984         6.9%        2,011          2,056      (2.2%)

ACTUAL:
Admissions                                 17,988        16,888         6.5%       70,891         66,085       7.3%
Equivalent admissions(1)                   33,461        29,732        12.5%      129,163        119,812       7.8%
Revenues ($ in millions)                $   164.3(2)  $   142.5        15.3%    $   619.4(3)   $   557.1      11.2%
Revenues per equivalent admission       $   4,911     $   4,793         2.5%    $   4,796      $   4,650       3.1%
Outpatient factor(1)                         1.86          1.76                      1.83           1.82

Net outpatient revenues as a
   percentage of net patient revenues        48.2%         45.7%                     47.8%          48.1%

SAME-HOSPITAL:
Admissions                                 14,736        14,219         3.6%       60,231         57,064       5.5%
Equivalent admissions(1)                   27,670        26,441         4.6%      113,054        106,082       6.6%
Revenues ($ in millions)                $   133.7(2)  $   122.9         8.7%    $   529.5(3)   $   483.4       9.5%
Revenues per equivalent admission       $   4,830     $   4,650         3.9%    $   4,684      $   4,557       2.8%
Outpatient factor(1)                         1.88          1.86                      1.88           1.86


(1) Equivalent admissions is used by management and investors as a general measure of combined inpatient and outpatient volume. Equivalent admissions is computed by multiplying admissions (inpatient volumes) by the sum of gross inpatient revenue and gross outpatient revenue and then dividing the resulting amount by gross inpatient revenue. The equivalent admissions computation "equates" outpatient revenue to the volume measure (admissions) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.

(2) In addition to same-hospital revenue growth of $10.8 million over the prior year, the 2000 divestitures lowered the growth in actual revenues by $1.6 million, and the 2000 and 2001 acquisitions increased the growth in actual revenues by $1.2 million and $11.4 million, respectively.

(3) In addition to same-hospital revenue growth of $46.1 million over the prior year, the 2000 divestitures lowered the growth in actual revenues by $35.6 million, and the 2000 and 2001 acquisitions increased the growth in actual revenues by $36.0 million and $15.8 million, respectively.


                                      -END-